SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2000

                              Promotions.com, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-27411                            13-3898912
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       (Commission File Number)        (I.R.S. Employer Identification No.)

            450 West 33rd Street, 7th Floor, New York, New York 10011
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 971-9800
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              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

      On November 24, 2000, the registrant issued a press release regarding the appointment of Lawrence M. Quartaro as acting Chief Financial Officer and the resignation of Thomas Brophy as Chief Financial Officer of Promotions.com, Inc. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            99.1 Press Release dated November 24, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Promotions.com, Inc.
                                       -----------------------------------------
                                       (Registrant)


                                       By: /s/ Daniel J. Feldman
                                           -------------------------------------
                                           Name: Daniel J. Feldman
                                           Title: President


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                                  EXHIBIT INDEX

Exhibits
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99.1 Press Release dated November 24, 2000.